UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2005

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2005, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant ("NCMC"), NC Capital Corporation, a direct wholly owned subsidiary of NCMC ("NC Capital"), NC Residual II Corporation, a direct wholly owned subsidiary of NC Capital ("NCRII"), New Century Credit Corporation, a direct wholly owned subsidiary of the registrant ("NCCC" and, together with NCMC, NC Capital and NCRII, the "Borrowers"), and Morgan Stanley Mortgage Capital Inc. ("Morgan Stanley") entered into a $400 million Master Loan and Security Agreement (the "Master Loan and Security Agreement"). The Master Loan and Security Agreement terminates on December 31, 2005. Concurrently with the execution of the Master Loan and Security Agreement, the registrant entered into a Guaranty (the "Guaranty") in favor of Morgan Stanley with respect to the Borrowers’ obligations under the Master Loan and Security Agreement. The Master Loan and Security Agreement and the Guaranty are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

On November 18, 2005, NCMC, NC Capital, NCCC and NCRII entered into Amendment No. 1 to the Master Loan and Security Agreement (the "MLSA Amendment") with Morgan Stanley. The purpose of the MLSA Amendment was to increase the size of Morgan Stanley’s commitment under the Master Loan and Security Agreement to $1 billion and to extend the termination date of the Master Loan and Security Agreement to February 28, 2007. The MLSA Amendment is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Master Loan and Security Agreement, dated as of November 15, 2005, by and among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation and Morgan Stanley Mortgage Capital Inc.

10.2 Guaranty, dated as of November 15, 2005, by New Century Financial Corporation in favor of Morgan Stanley Mortgage Capital Inc.

10.3 Amendment No. 1 to Master Loan and Security Agreement, dated as of November 16, 2005, by and among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation and Morgan Stanley Mortgage Capital Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

November 18, 2005	By:	/s/ Robert K. Cole

Name: Robert K. Cole
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Master Loan and Security Agreement, dated as of November 15, 2005, by and among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation and Morgan Stanley Mortgage Capital Inc.
10.2	Guaranty, dated as of November 15, 2005, by New Century Financial Corporation in favor of Morgan Stanley Mortgage Capital Inc.
10.3	Amendment No. 1 to Master Loan and Security Agreement, dated as of November 16, 2005, by and among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation and Morgan Stanley Mortgage Capital Inc.